1099
18th
Street, Suite 2300 Denver, Colorado 80202 303.312.8155, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin jmartin@billbarrettcorp.com
April 2008
A Premier Rocky Mountain E&P Company
Piceance Basin, Colorado
Exhibit 99.1

FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.
These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations, the ability to obtain necessary permits, delays or prohibitions due to litigation or other disputes, and other factors discussed in our filings with the Securities and
Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings. In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about April 1, 2008. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the
SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2007 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC and Bill Barrett Corporation websites at www.sec.gov and
www.billbarrettcorp.com,
respectively.
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the
Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 26, 2008.
Forward –
Forward –
Looking and Other Cautionary Statements
Looking and Other Cautionary Statements

4/4/2008 4:32 AM
Reasons to Invest in BBG
Reasons to Invest in BBG
•
TRACK RECORD OF GROWTH:
Double-digit proved reserve and production growth
•
VISIBLE DEVELOPMENT GROWTH:
Multi-year, low risk development inventory managed with operational excellence
•
WORLD CLASS EXPLORATION PORTFOLIO:
• Track record of discoveries with 4-5 delineation programs
• Testing multiple, new, high potential prospects in 2008
•
TECHNOLOGY:
Leader in utilization of technology
•
FINANCIAL STRENGTH:
Strong balance sheet and hedge position that provides flexibility to grow
• $172.5 million Convertible Note and $467 million borrowing base on bank line

4/4/2008 2:50 PM
i i
Management’s Track Record of Growth
Management’s Track Record of Growth
Dec
2002
Dec
2003
Dec
2004
292
119
204
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 386% 226% 280%
Net Production
18.3
31.7
52.1
39.4
61.2
2005 2004 2003 2006 2007
558
Dec
2007
2008E
(Bcfe) (Bcfe)
77
70
70
382%
(adjusted for property sales)
Discretionary Cash Flow
1
$5
$102
$195
$38
$239
1
Non-GAAP measure (see slide 2)
(millions)
$249
2002 2004 2005 2003 2006 2007
$24
- $5 - $4 - $5
Net Income
$62
(millions)
2002 2004 2005 2003 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties

4/4/2008 4:32 AM
Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
224 Wells Drilled
(Gross)
Development 107
Delineation 7
Exploration 11
CBM 99
314 Wells Drilled
(Gross)
Development 125
Delineation 10
Exploration 4
CBM 175
323 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
0
20
40
60
80
2005 2006 2007 2008 E
39.4
39.4
52.1
52.1
61.2
61.2
70
70
77
~460 Wells Planned
(Gross)
Development 163
Delineation 20
Exploration 6
CBM 275
Seek 20%+ continued compound production growth
400-500 wells/year with existing inventory going forward

4/4/2008 4:32 AM
Possible
Possible
Proved
Proved
Probable
Probable
2.0 Tcfe*
3P Resources
2.0 Tcfe*
3P Resources
558 Bcfe*
Net Proved Reserves
*as of December 31, 2007
Strong Portfolio to Generate Reserve Growth
Strong Portfolio to Generate Reserve Growth
Wind River
Wind River
Uinta
Uinta
Powder River
Powder River
Piceance
Piceance
Other
Other

4/4/2008 9:00 AM
Capital Expenditures/F&D
Capital Expenditures/F&D
Exploration
10% +/-
Exploration
10% +/-
Development
80%
Development
80%
Delineation1
0% +/-
Delineation1
0% +/-
Piceance
40%
Piceance
40%
Uinta
33%
Uinta
33%
WRB 5%
Exploration
& Other 15%
PRB 7%
2005 2006 2007 2008E
$347
$347
$385
$385
$49
$444
$444
$550-
600
$550-
600
2008 CAPEX
$550 – $600 million est.
F&D
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
CH4 acquisition (PRB), net of subsequent divestiture and non-cash deferred tax liability
Base Capex
Capex
(Millions)

4/4/2008 9:00 AM
Visible Development Growth
Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River Basin
Uinta Basin
West Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
Lower Risk, Repeatable,
High Quality ROR Inventory
•
95%+ natural gas
•
97% operated – increases
control
•
94% average working interest –
concentrates staff resources
•
Visibility for 20+% CAGR in
production going forward
•
400-500 wells/year with existing
inventory going forward

4/4/2008 4:32 AM
Visible Development Growth
Visible Development Growth
~440
275
110
2-4
50
2008
Wells
Planned
Powder
River
Piceance
Uinta
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George and
with increased takeaway capacity
750-800 48 CBM
Planning basis is 10-acre density;
technology leader with “super
fracs”
900-950 212 Gibson Gulch
2,200+ 498 Subtotal - Development
In addition, increased potential in
ultra deep; Mancos, west structure
10 – 16 13
West Tavaputs deep
(east structure)
Planning basis is 40-acre density,
increased development potential
with 20-acre density
550 225
West Tavaputs shallow –
(Peters Point and Prickly
Pear)
Comment
Drilling
Inventory
(gross
wells)
Proved
Reserves
(Bcfe)
Area
Large resource base – multiple gas
manufacturing plays
Multi-year drilling inventory
Low-risk reserve and production
growth
Further upside and efficiencies
THREE KEY AREAS

4/4/2008 4:32 AM
Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 238 Bcfe (shallow and deep)
•
Net production 80 MMcfe/d (shallow and deep) (02/08)
•
40,600 net acres; 28,600 net undeveloped acres (12/07)
•
94% working interest
•
2 Rigs winter; 4 Rigs post winter stips (shallow and
deep)
•
EIS in process, record of decision expected 2H ‘08
•
3P resources 934 Bcfe, low risk (shallow &
deep)
•
550 drilling locations
•
Upside includes additional 20-acre locations
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
UT
Uinta
Basin
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline

4/4/2008 9:00 AM
1 For illustrative purposes only, does not represent formal guidance
(See “Forward-looking and Other Cautionary Statements” on slide 2)
2 Rockies strip price for 2008 through 2010 as of March 28, 2008: $7.83
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C
costs (per Mcfe)
Gas Price (Rockies strip)²
MMBtu / sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation²
Production taxes
Gross Margin (cash flow)
Incremental D&C costs (per Mcfe)
Net Margin
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.5
83%
2.1
$1.0
2.1
$3.1
$1.48
$ 6.75
0.38
$ 7.13
(0.81)
(0.39)
$ 5.93
(1.48)
$ 4.45
49%
$ 3.85
$, millions
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde – Utah
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde – Utah
ILLUSTRATIVE DRILLING AND
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS¹
F&D
$/Mcfe
2005
2006 2007
$1.68
$1.22
$1.26

4/4/2008 4:32 AM
•
6 wells producing, 1 drilling
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
Drilling 1st ultra deep
•
Drill 2-3 wells in 2008
•
Cost: ~$8 million per well
•
2 deep structures (east and west)
•
10 – 16 drilling locations (east structure)
•
Test well planned for west structure in mid-‘08
•
Ultra-deep targets: Weber and Mississippian
to depth of 17,600’
•
Mancos shale gas potential
Uinta Basin – West Tavaputs
Uinta Basin – West Tavaputs
Deep – Navajo, Entrada, Dakota – Utah
Deep – Navajo, Entrada, Dakota – Utah
BBC acreage
Deep gas well
Deep location (spud in 2007)
Existing pipeline
Proposed pipeline
Questar interconnect
Dry Canyon
Compressor site
Area of
Jurassic 3-D
Four-way
Closure
Deep show well (1980)
Prickly
Pear
Structure
Scale:
640 ac
= 1 Mile
CURRENT STATUS DEEP PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
Deep show well
(1967)
2-7D deep
3.0 MMcfe/d first 28 days
15-6D deep
Plan to test Mancos
7-1D ultra-deep
Drilling
8-2D deep
IP 4+ MMcfe/d
Navajo and Entrada
2-12D deep
IP 6.0 MMcfe/d
Navajo, Dakota
Peters
Point
Structure
4-12D deep
IP 10.3 MMcfe/d   Navajo,
Entrada, Dakota
5-2D deep
IP 9+ MMcfe/d
Navajo, Entrada, Dakota
6-7D Discovery
IP 11.4 MMcfe/d
(10/05) 100% WI,
Navajo, Entrada, Dakota

4/4/2008 4:32 AM
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Silt
3-Component
3-D Seismic
CO
Piceance
Basin
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 731 Bcfe
•
900-950 drilling locations (10-acre density)
•
Developing on 10-acre density
•
Plan to drill 100+ wells/year
•
Proved reserves:  212 Bcfe
•
Net production:  83 MMcfe/d   (02/08)
•
16,200 net acres; 12,400 net undeveloped
acres
(12/07)
•
97% working interest
•
Four rigs operating as of February ‘08
BBC acreage
BBC operated gas well
BBC non-operated gas well
Non-operated gas well
10 acre pilots

4/4/2008 9:00 AM
1 For illustrative purposes only, does not represent formal guidance
(See “Forward-looking and Other Cautionary Statements” on slide 2)
2 Rockies strip price for 2008 through 2010 as of March 28, 2008: $7.83
$  6.75
0.90
$  7.65
(0.97)
(0.43)
$ 6.25
(2.35)
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C
costs (per Mcfe)
Gas Price (Rockies strip)²
MMBtu / sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross Margin (cash flow)
Incremental D&C costs
(per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
Bcfe
1.0
81%
0.81+
$ 0.8
1.1
$ 1.9
$2.35
$, millions
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
$ 3.90
48%
$ 3.84
ILLUSTRATIVE ECONOMICS¹
F&D
$/Mcfe
2005 2006 2007
1.0
Bcfe
$4.18
$3.03
$2.06

Bill Barrett Corporation

Fort Union Outcrop
Fort
Union
Outcrop

4/4/2008 4:33 AM
•
129,900 net acres, 86,600 net
undeveloped acres (12/07)
•
750-800 gross drilling locations
•
Further infrastructure improvements
in 2H ‘08
•
Proved reserves: 48 Bcfe
•
Net production: 17 MMcfe/d,
constrained until May 2008
•
Low-risk, high return
drilling, Big George coals
Powder River Basin – CBM
Big George Coal – Wyoming
Powder River Basin – CBM
Big George Coal – Wyoming
CURRENT STATUS
PROGRAM POTENTIAL
Deadhorse
Willow
Creek
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Hartzog
Draw
Pine Tree
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
MT
WY
Powder River
Basin

4/4/2008 9:00 AM
EUR (gross) – operated
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs
(per Mcfe)
Gas Price (Rockies strip)²
MMBtu / sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross Margin (cash flow)
Incremental D&C costs (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
$ 6.75
(0.11)
$ 6.64
(2.50)
(0.84)
$ 3.30
(0.88)
$ 2.42
33%
$ 4.10
Bcfe
0.30
83%
0.25
$    90
130
$  220
$ 0.88
(ranges from 0.15 – 0.8)
$, thousands
Powder River Basin – CBM
Big George Coal – Wyoming
Powder River Basin – CBM
Big George Coal – Wyoming
ILLUSTRATIVE DRILLING AND
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS¹
•
2007 F&D $1.34 ($/Mcfe)
1 For illustrative purposes only, does not represent formal guidance
(See “Forward-looking and Other Cautionary Statements” on slide 2)
2 Rockies strip price for 2008 through 2010 as of March 28, 2008: $7.83

Bill Barrett Corporation

MT
ND
SD
WY
NE
UT
CO
KS
Rocky Mtn. Overthrust

4/4/2008 4:33 AM
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
World Class Exploration Portfolio
•
Multi-Tcfe potential
•
Multiple, new large scale,
gas manufacturing type
resource plays
•
Utilize leading edge production
and exploration technologies
•
Established track record: multiple
discoveries in the delineation
phase (red stars)
•
Several large scale resource plays
testing in 2008
(black circles)
•
Inventory of approximately
1.2 million net undeveloped acres
Discovery / 2008 delineation
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow Jacket
Waltman Arch
Cave Gulch deep
Cooper deep
Wallace Creek CBM
Planned exploration drilling
within 12 months
Pine Ridge
Big Horn
MT Overthrust-
Circus
Hook
Green Jacket

4/4/2008 9:00 AM
World Class Exploration Portfolio
World Class Exploration Portfolio
2 wells in ’08 (commitment); completed 3-D shoot,
interpreting now
Target similar to Andy’s Mesa and Double Eagle fields;
well defined target, 3-D encouraging, 1 well in 2008
Sold 50% in Deep Hook shale gas play; expect to drill 2
wells in Manning Canyon, 1 well Shallow Hook shale gas
play
Testing Cretaceous Cody Shale in Draco and Leviathan
wells; Cody delineation in ‘08
Successfully recompleted Frontier in Bullfrog 14-18;
signed up partners; have resumed program 1Q08,
current production 16 MMcfe/d; exploration – deep only
Drill up to 2 horizontal and up to 2 vertical wells in 2008;
includes sister shale play at Green Jacket
Delineation project; increased potential in ultra deep,
Mancos, west structure
Delineation project, multi-pay oil w/ gas; in 2008 will drill up to 11 wells in Blacktail, 5 wells in Lake Canyon;
includes 119,000 acres subject to drill-to-earn
agreements
Comment
Net
undeveloped
acreage
Wells planned
‘08
(gross wells)
Area Basin
77,000
2
Red Point and other Big
Horn projects (basin-
centered play)
Big Horn
30,000
1
Pine Ridge and other
projects (structural salt
flank plays)
Paradox
70,000
2-3
Hook
(shale gas play)
Uinta
162,000 3-4
Circus / Toston 6-mile
(structural and shale gas
play)
Montana Overthrust
NEW PROSPECTS
25,000 2-3
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
183,000 2-3
Yellow Jacket
(shale gas play)
Paradox
28,000 2-3
West Tavaputs deep
(structural play)
Uinta
183,000 12-16
Blacktail Ridge / Lake
Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES

4/4/2008 9:00 AM
5-21-36 BTR
WOCT
Blacktail Ridge / Lake Canyon
Wasatch – Utah
Blacktail Ridge / Lake Canyon
Wasatch – Utah
•
Multi-pay fractured oil project with significant gas component
•
Assessing step-out drilling, shallower pays, deeper pays
and infill drilling
•
Applying modern evaluation tools to a late 1970s aged field
•
TDs 4,000’ to 11,000’
PROGRAM POTENTIAL
•
Net acres: control a minimum of 183,000
depending on 3rd party elections
•
2008 activity – up to 11 wells in Blacktail,
5 wells in Lake Canyon
•
50 sq miles of 3-D seismic
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
UT
Uinta
Basin
7-7- 46 BTR
5 day initial rate (11/07)
678 Bopd, 434 Mcfd
Current rate:
105 Bopd, 150 Mcfd
14-30-36 BTR
Drilling
EXTENSION
STRATEGY
Lake Canyon
5-5- 46 BTR
Current rate:
400 Bopd, 1 MMcfd
SCALE
1 Township
= 36 sq mi
Blacktail  Ridge
Duchesne
7-20- 46 DLB
360 Bopd
7-21- 46 BTR
35 Bopd, still testing
7-28- 46 BTR
55 Bopd, 15 Mcfd
Altamont/Bluebell
379 MMBOE CUM
12-36-36 BTR
5 day initial rate (1/08): 757 Bopd
Current rate: 140 Bopd, 140 Mcfd
High gas area
INFILL
STRATEGY
BBC acreage
BBC oil well
BBC upcoming drilling locations
Recent
3rd
party completions
IPs 540 – 1257 BOEPD
Drainage ellipses on existing wells
Known field areas
Blacktail Ridge acreage position not
shown for competitive reasons

Bill Barrett Corporation

3-D Shoot
Ismay
Hovenweep Shale 20 - 140'
Potential Productive Zone
Horizontal Test
Lower Ismay
Gothic Shale 80 - 150'
Productive Zone
Desert Creek
Salt

4/4/2008 9:00 AM
10 – 25 Miles
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
UT
CO
Paradox
Basin
•
Expansive project area
•
Shallow depths: 5,500’ – 7,500’ TDs
•
Estimated Gothic shale thickness: 80’ – 150’
•
Encouraging gas contents and shale composition
•
Additional shale gas potential in Green Jacket
(Hovenweep)
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
183,000 net undeveloped acres (12/07)
•
Potential pay zones: Hovenweep and Gothic Shale
•
3 exploratory science wells drilled in late 2006/2007:
regional placement, varying frac technologies – testing
•
Shooting 3-D to high-grade location for horizontal test
•
Horizontal test planned for 2008
CURRENT STATUS
Core sample
To quantify presence of gas
Well #1
250 - 600 Mcfd
Well #3
50 - 100 Mcfd
Well #2
To be plugged
(casing design/stimulation)
2008 Program
UT CO
Gothic shale
1,850 sq mi
Hovenweep
shale
1,300 sq mi
Regional Play Concept Map

Bill Barrett Corporation

ALBERTA
SASKATCHEWAN
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Eastern Limit of Thrust System

4/4/2008 9:00 AM
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
•
50% working interest (operated)
•
162,000 net undeveloped acres (Dec. 2007)
•
Still testing Cretaceous shale ~3,000’ – 5,000’
•
Planning 2-3 Cody wells in 2008
•
Toston 3-D being interpreted
•
Wide-spread shale gas potential in Cody Shale
•
Continue to assess future deep structural potential
Scale in Miles
0 6
Toston-Six Mile
Circus
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Circus
162,000 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe
74 sq. mi. 3-D
150+ sq. mi. 3-D
CURRENT STATUS PROGRAM POTENTIAL
Leviathan
TD 11,005’
•
Testing Cody Shale
Draco 10 – 15
TD 12,441’
•
Testing
•
Paleozoic zones are wet
•
Lower Cretaceous
appears wet
•
Established dry gas rate
upper Cretaceous Cody
Shale 250+ Mcf/d
BBC Acreage
Upcoming BBC Cody shale location
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes

4/4/2008 4:33 AM
Cooper
Reservoir
Field
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota – Wyoming
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota – Wyoming
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 54 Bcfe @ YE ‘07
(Wind River total)
•
Net production: 23 MMcfe/d (03/08)
•
WI: 50-100%
•
25,000 net undeveloped acres (12/07)
•
Bullfrog 14-18 (63% NRI), successful
Frontier recompletion (Feb. 2008)
•
Up to 3 wells in 2008, partially promoted
•
25-30 deep locations
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep
wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Drilling 31-32
Targeting Frontier,
Muddy, Lakota
WYOMING
Wind River Basin
Cave Gulch
Field
BBC Discoveries
Muddy and Lakota
IPs: 4 to 20 MMcf/d
Bullfrog 14-18
Frontier recompletion (2/08)
11-12 MMcf/d gross initial flow
rate (2 weeks)

Bill Barrett Corporation

0.7 Bcfd
0.3 Bcfd
2.8 Bcfd
2.0 Bcfd
0.8 Bcfd

4/4/2008 9:00 AM
Rocky Mountains:  Abundant Supply Base
with Significant Pipeline Export Capacity
Rocky Mountains:  Abundant Supply Base
with Significant Pipeline Export Capacity
Note:  Line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
MONTANA
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Meeker/
Greasewood
Opal
Uinta
Basin
Uinta
Basin
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Piceance Piceance
Williston Williston
Cheyenne
REX 1.6 Bcfd
Jan. 12, 2008
+0.2 Bcfd Jan. 2009
Wind
River
Wind
River
Proposed expansions:
Ruby – West to Oregon (open season) – Q1 2011 (El Paso)
Bronco – West to Oregon (open season) (Spectra)
REX Chicago– Meeker/Opal to Chicago (KM)
Rockies Alliance – Northeast to Emerson, Minnesota (Questar)
Another – South to Ignacio
Powder
River
Powder
River

4/4/2008 4:33 AM
Key Catalysts Going Forward
Key Catalysts Going Forward
•
Next several years is all about execution and exposure
•
Development Growth Visibility: Low Risk, Multi-Year
•
Proven Increased Density: W. Tavaputs, Piceance
•
W. Tavaputs EIS: H2 2008
•
Potential to more than double size of company next several years
•
Exploration Exposure to Multi-TCF Upside
•
Multiple discoveries: ongoing delineation programs
•
Four New Exploration Programs on tap 2008
•
One of largest net undeveloped Rockies positions
•
Rockies Express Takeaway Capacity
•
Future Takeaway Capacity planned
•
Excellent Financial Position to execute

25 4/4/2008 4:33 AM Piceance Basin, Colorado APPENDIX

4/4/2008 4:33 AM
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10
45
65
85
105
125
145
165
Swapped Volume
(MMBtu/d)
Collared Volume
(MMBtu/d)
Collar Floor
($/MMBtu)
Collar Ceiling
($/MMBtu)
Swapped Price
($/MMBtu)
Natural Gas Hedges
Natural Gas Hedges
47% of production 2Q08-4Q08 exposed to prices $10/MMBtu and above
Swap positions 2008 at CIG/PEPL (per MMBtu):
•
1Q:         125,000/d at average $6.96
•
2Q/3Q:  120,000/d at average $6.62
•
4Q:         112,706/d at average $7.08
Collars: calendar 2008 at CIG, 35,000/d at floor $6.50 and ceiling $10.00
Daily Natural Gas Production Hedged with Associated Pricing
As of April 3, 2008

4/4/2008 4:33 AM
Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Hook Prospect
Hook Prospect
Uinta Basin, Utah
Gas fields
Manning Canyon
show well
BBC Development Program
West Tavaputs
CUM 33 Bcfe
UT
Uinta
Basin
Shallow Hook
41,000 net undeveloped acres
Fractured “Ferron” shale prospect
TD 1,000’ – 4,000’
Deep Hook 2008 drilling:
50% WI in 58,000 net undeveloped acres
1-2 wells Manning Canyon
TD 8,000’ – 11,000’
Shell currently drilling offset to BBC lands
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 70,000
•
Two project types:
•
Deep shale gas – Deep Hook (WI 50%)
•
Shallow shale gas – Shallow Hook (WI 100%)
•
Multiple show wells present
•
TD’s range from 1,000’ to 11,000’
•
Sold 50% WI in “Deep Hook” to ConocoPhillips
•
Drill 2 Manning Canyon wells in 2008
•
Shell currently testing offset well to BBC acreage
•
Shallow Hook – seeking industry partner
HOOK PROJECT AREA

Bill Barrett Corporation

Salt
Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Cutler
Lower Honaker Trail
Lower Honaker Trail
Paradox
Paradox
Salt
Salt
Mississippian

4/4/2008 4:33 AM
•
Net undeveloped acres: 30,000 (12/07)
Well defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test in 2008
•
Seeking 20% partner
Typical well
(~30 days to drill to 10,000’)
Salt Flank Prospect
Paradox Basin, Utah
Salt Flank Prospect
Paradox Basin, Utah
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TDs
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
UT CO
Paradox
Basin

Bill Barrett Corporation

SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Shoshone
Cody, WY
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie
Creek
5 Mile
Worland
Little Buffalo
167 MMBbl
149 Bcf
Cottonwood C
60 MMBbl
45 Bcf
Grass
Creek
120 MMBbl

4/4/2008 4:33 AM
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
Rocky Mountain Basin Centered Gas
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
in 155,000 net undeveloped acres
(12/07)
•
2 wells in 2008
•
Potential pay zones:
Ft. Union 6,000’ – 12,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin – Basin-Centered Gas Prospect
Wyoming
Big Horn Basin – Basin-Centered Gas Prospect
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
Currently interpreting
CURRENT STATUS

4/4/2008 4:33 AM
Convertible Notes - Summary Terms
Convertible Notes - Summary Terms
Issuer:
Issue:
Offering size:
Face amount:
Coupon:
Conversion premium:
Maturity:
Call feature:
Put feature:
Use of proceeds:
Bill Barrett Corporation
Senior Unsecured Convertible Notes
$172.5 million including exercise of over-allotment
$1,000 per bond
5.0%
50.0%; $66.33 initial conversion price
20 years (March 2028)
Callable after year 4
Years 4, 7, 10 and 15
Reduce debt under senior credit facility